UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 2, 2025

NOCERA, INC.

(Exact name of registrant as specified in charter)

Nevada	001-41434	16-1626611
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3F (Building B), No. 185, Sec. 1, Datong Rd., Xizhi Dist., New Taipei City Taiwan 221, ROC

(Address of principal executive offices and zip code)

(886) 910-163-358

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NCRA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 2, 2025, Nocera, Inc., a Nevada corporation (Nasdaq: NCRA) (the “Company”) entered into employment agreements with Mr. Andy Jin and Mr. Andrew Teng.

Pursuant to Mr. Jin’s employment agreement, Mr. Jin will serve as the Company’s Chief Executive Officer, and pursuant to Mr. Teng’s employment agreement, Mr. Teng will serve as the Company’s Asia Director. Each agreement provides for an initial two-year term, an annual base salary of $240,000, and a grant of 600,000 shares of fully vested common stock of the Company, par value $0.001 per share, issued pursuant to the Company’s 2018 equity incentive plan and subject to applicable securities laws.

Each agreement further provides that if (i) the Company completes an acquisition, (ii) the Company raises $15 million or more in aggregate capital, (iii) the Company receives at least $5 million in proceeds from the exercise of its Class B warrants, or (iv) the Company’s common stock closes at or above $2.00 per share on the Nasdaq Capital Market for five (5) consecutive trading days, then the executives’ base salaries will increase to $600,000 per year, effective as of the applicable milestone. Both executives are also eligible for discretionary bonuses and to participate in Company benefit programs.

The agreements also include customary confidentiality, intellectual property assignment, non-solicitation, non-disparagement, and termination provisions, including termination by the Company for cause.

The foregoing descriptions of the agreements are qualified in their entirety by reference to the full text of the agreements, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Employment Agreement, dated September 2, 2025, by and between Nocera, Inc. and Andy Jin.
10.2	Employment Agreement, dated September 2, 2025, by and between Nocera, Inc. and Andrew Teng.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOCERA, INC.

Date: September 3, 2025	By: /s/ Andy Ching-An Jin
Name: Andy Ching-An Jin Title: Chief Executive Officer

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